REKOR
INTELLIGENCE DRIVEN INNOVATION

STS Acquisition

Conference Call - July 14, 2022



Disclaimer

This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

Rekor key pillars

Rekor is a technology company transforming public safety, urban mobility, and transportation markets around the globe by providing AI-driven, vertical-specific, mission critical solutions for intelligent infrastructure.



CES
INNOVATION AWARDS
2022
100
GOVTECH
SMART 50
AWARDS
RECIPIENT
ITS
WORLD
CONGRESS





World Class Technology

Rekor's award-winning proprietary technology is a driving force in the world of AI and machine learning. Our world class patented technology is recognized and used across the industry and around the world.

Deep Expertise

Rekor's deep domain expertise across multiple market segments and international geographies allows us to operate from a highly privileged position of access and trust. Global scale with localized expertise.

Market Footprint

From vehicles to mobile devices and data; from roadside Edge sensors to customer workflows, our footprint is more than where our customers are geographically. Rekor turns mobility data into knowledge for 80+ countries around the globe.

Infrastructure is the backbone

A healthy, growing, competitive economy requires strong, connected, and efficient infrastructure



Aging Legacy Infrastructure



Rising Costs of Congestion



Outdated/Fragmented Technology



Siloed data and communications



Unmanageable Amounts of Data

Data - Necessary but insufficient


6 GB / day
infrastructure data
+46x
276 GB / day
connected vehicle and third-party data
Industry Gap
Actionable solutions

Source: Estimates from client databases

Rekor transforms data to knowledge

Serving multiple missions for **smarter**, **safer**, **greener**, and more **equitable** roadways and communities


Third-Party
Data Sources
Digital
Infrastructure Data
Physical
Infrastructure Data
REKOR ONE
Roadway Intelligence
Engine
Algorithms, Big Data,
AI/ML models & insights
Key Markets
Transportation
Management
Urban
Mobility
Public Safety

Urban Mobility acceleration

Adding traffic data, expertise, and geographic footprint is the critical link between market segments



Third-Party
Data Sources
Digital
Infrastructure Data
Physical
Infrastructure Data
REKOR ONE
Roadway Intelligence
Engine
Algorithms, Big Data,
AI/ML models & insights
Key Markets
Transportation
Management
Urban
Mobility
Public Safety

Step 1 is always a traffic study…

About STS and Select Customers

STS is a traffic engineering company that specializes in data collection and operates across the U.S.

Founded	Headquarters	Employees
~1988	Florida	~90

Select Services Offered and Coverage Area

STS provides a variety of permanent and short-term data collection services and traffic studies

Traffic Data Collection	Traffic Studies
Traffic counts, speed, vehicle classification, weigh-in-motion, intersection turning movements	Origin destination, speed, travel time, signal warrant, occupancy, parking studies

30k+	60k+	100k+
Collection Sites	Traffic Lanes	Square Miles

STS ACQUISITION

Strategic rationale

- 1. Expands geographic footprint and customer base
- 2. Capitalizes on industry tailwinds
- 3. Accelerates digitization of legacy infrastructure
- 4. Significant value creation opportunities
- 5. Deepens technology and expertise



Expands geographic footprint and customer base



GDOT SCDOT FDOT ALDOT OHIO DEPARTMENT OF TRANSPORTATION
MDOT VDOT DOTD OKLAHOMA Transportation pennsylvania

Broad and growing geographic footprint

STS operates across the United States with a strong presence in the Southeast

Public and private customers

STS works with both government and private customers providing traffic data collection and engineering services

Pay-for-data-contracts

STS pioneered pay-for-data contracts with DOT's which aligns to Rekor's business model

Capitalizes on industry tailwinds

Heavy multi-year investments in infrastructure

U.S. infrastructure has been neglected and the infrastructure bill will be driving once in a generation level of spending for improvements

Infrastructure improvement decisions begin with data

Transportation planning and design begins with analyzing data to drive decisions

Federally mandated traffic data collection

Data collection is mandated at the federal level for the appropriation of funds


The New York Times

Senate Passes $1 Trillion Infrastructure Bill, Handing Biden a Bipartisan Win

The approval came after months of negotiations and despite deficit concerns, reflecting an appetite in both parties for the long-awaited spending package.

WASHINGTON — The Senate gave overwhelming bip
approval on Tuesday to a $1 trillion infrastructure bill
nation's deteriorating roads and bridges and fund new
resilience and broadband initiatives, delivering a key
President Biden's agenda.

The vote, 69 to 30, was uncommonly bipartisan. The
included Senator Mitch McConnell of Kentucky, the Re
leader, and 18 others from his party who shrugged off
shrill efforts by former President Donald J. Trump to d

"This historic investment in infrastructure is what I be
the American people, want, what you've been asking f
long time," Mr. Biden said from the White House as he

USNews

6 Months In, Biden's Infrastructure Plan Has 4,300 Projects

By JOSH BOAK, Associated Press

WASHINGTON (AP) — Six months after the signing of President Joe Biden's $1 trillion infrastructure package, the government said Monday there are 4,300 projects underway with more than $110 billion in funding announced — milestones the administration is publicly heralding as midterm politics intensify.

Accelerates digitization of legacy infrastructure

Legacy Data Collection Methods

Outdated technology
Equipment being used today has not been upgraded in many years

Manual, inefficient processing
Current solutions require much more dangerous roadside work and post manual processing of data

Siloed by department
Many agencies within one government agency use the same data but that data is not shared today

Technology Driven Data Collection

AI and ML driven solutions
AI equipment provides more accurate data that can be efficiently deployed

Real-time data and predictive analytics
Data can now be processed in real-time without the need for a manual review

Cross-agency collaboration
Creates one cloud-based system where multiple agencies can access data on a real-time basis

Significant value creation opportunities

Multiple opportunities to power and expand the STS footprint and grow existing customer base with advanced set of technology driven services to departments of transportation and urban communities.

Revenue (000's)


12,897
15,000
2021
2022E

Adj. EBITDA (000's)


2,377
3,000
2021
2022E

Recurring Revenue


~50%

Note: 2022E financials reflect management expectations

Geographic footprint expansion

Traffic data collection is mandated nationwide and there are opportunities to capture additional market share

Upsell and cross-sell solutions

STS has a broad existing footprint where Rekor will have the ability to sell AI solutions such as LPR and incident management to existing and new customers

Technology driven margin improvement

AI driven solutions require less labor which creates the opportunity to improve margins

The Rekor growth flywheel

Example Insights

- Planning
- Operations
- Incident Management
- Reporting & Analytics

- *Digital Vehicle Signatures*
- *License Plate Recognition*
- *HD Video Management*
- *Intelligence-led Policing*
- *Security & Surveillance*
- *Traffic Statistics*
- *Incident Management*
- *Congestion Optimization*
- *Pedestrians & Bicycles*
- *DOT Vehicle Classifications*
- *Origin-Destination Studies*
- *Irregular Congestion*
- *Crash Risk Analysis*
- *Predictive Analytics*
- *CO2 Emission Hotspots*
- *Sustainability & Green*
- *Community Alerts*
- *EV Density & Charging*
- *Speed & Journey Time*
- *Vehicle Counts & Direction*
- *Smart Parking & Curbside*
- ....


Data
Urban Mobility
Transportation Management
Public Safety
Knowledge
Customers

STS accelerates the Rekor flywheel

Example Insights

Planning

Operations

Incident Management

Reporting & Analytics

- *Digital Vehicle Signatures*
- *License Plate Recognition*
- *HD Video Management*
- *Intelligence-led Policing*
- *Security & Surveillance*
- *Traffic Statistics*
- *Incident Management*
- *Congestion Optimization*
- *Pedestrians & Bicycles*
- *DOT Vehicle Classifications*
- *Origin-Destination Studies*
- *Irregular Congestion*
- *Crash Risk Analysis*
- *Predictive Analytics*
- *CO2 Emission Hotspots*
- *Sustainability & Green*
- *Community Alerts*
- *EV Density & Charging*
- *Speed & Journey Time*
- *Vehicle Counts & Direction*
- *Smart Parking & Curbside*
- ....


Footprint
Expertise
Data
Urban Mobility
Transportation Management
Public Safety
Knowledge
Customers

STS Value Add

- 30+ years of traffic study, data collection and analytics expertise
- Deep knowledge of legacy and AI driven traffic technology
- Experience and relationships across B2G and B2B channels

Rekor uniquely positioned for growth

...ensures we are well-positioned to capture share in an inevitable future

...which compounds our valuable competitive advantages today and

...being recognized & utilized across multiple industries and geographies

...while operating from a highly privileged position of customer trust and access

...where we digitize infrastructure by bridging physical & digital capabilities

...to serve all types of commercial enterprises (B2B) and government agencies (B2G)

...using unique modular, scalable, vertical-specific platforms and deep domain expertise

...via mission-critical solutions for public safety, urban mobility, transportation

...we deliver award-winning AI & proprietary technologies and capabilities

...in a massive market that is poised to explode exponentially

REKOR®

INTELLIGENCE DRIVEN INNOVATION

REKOR.AI